Exhibit 99.2
Second Quarter Fiscal 2010 Earnings Conference Call
August 3, 2010

This presentation contains forward-looking statements regarding the Company's prospects, including the outlook for tanker and articulated tug barge markets, changing oil trading patterns, anticipated levels of newbuilding and scrapping, prospects for certain strategic alliances and investments, estimated fixed revenue for 2010, forecasted newbuilding delivery schedule for 2010 and 2011, projected scheduled drydock and off hire days for the third and fourth quarters of 2010, projected locked-in charter revenue and locked-in time charter days, forecasted 2010 vessel expenses, charter hire expenses, depreciation and amortization, general and administrative expenses, interest expense, and levels of equity income and capital expenditures, outcome of OSG negotiations concerning the FSO Africa, the sustainability of OSG’s annual dividend, prospects of OSG’s strategy of being a market leader in the segments in which it competes and the forecast of world economic activity and oil demand. These statements are based on certain assumptions made by OSG management based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of OSG, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ from the expectations reflected in these forward-looking statements are described in the Company’s Annual Report for 2009 on Form 10-K and those risks discussed in the other reports OSG files with the Securities and Exchange Commission.
Forward-Looking Statements

■ Second quarter fiscal 2010 results
 • TCE revenues were $232M down 7% from $248M
 • Reported net loss of $37.9M or $1.26 per diluted share
 • Adjusted net loss $10M
 • Adjusted loss per share $0.34
■ Addressing older vessels in fleet, $25M non-cash impairment charge taken
 • Action puts behind us the challenge of employing single hull assets
 • Reflects expectations of proposed legislation
 • Assets written down close to scrap value
■ Fleet modernization and expense discipline
 • Vessel deliveries: converting construction in progress on the balance sheet into assets that generate revenue
 • Cost controls companywide enabled us to achieve reductions to vessel OPEX and G&A
■ Strong balance sheet and manageable capital commitments
 • Ample liquidity and debt capacity: $1.6B in total liquidity including $1.2B in long-term unsecured credit availability
 • $391M of future construction commitments fully funded
 • Predominantly unsecured borrower: 67.5% of assets are unencumbered
Financial Highlights

Quarterly Highlights
■ Four vessels delivered during the quarter
 • Overseas Martinez
 - A 3-year charter-out agreement - with extension options - is at higher levels than the average rate on earlier Aker vessels
 - 59% of U.S. Flag fleet is chartered out as of July 1, 2010
 • Three MRs expand and modernize the Products fleet
 - Operating fleet totals 35 with an average age of 5.1 years
 - 2010-built Overseas Santorini (owned)
 - 2009-built Aegean Wave and Adriatic Wave (chartered-in for ~8 years)
■ FSO update
 • Continue active negotiations for employment of the FSO Africa
■ OSG assists with U.S. GOM oil spill
 • Overseas Cascade

Integrated Bridge and Engine Room
Simulator in Manila
More stringent U.S. regulations following U.S. GOM oil spill expected;
in-house technical management will differentiate owner/operators in a tighter regulatory market
OSG to publish a Health,
Safety & Environmental
Report
■ What top-tier oil majors expect
 • Strong corporate governance
 • Strong safety culture
 • Standardized and reported KPIs
 • Transparency
■ Programs and initiatives
 • Quality assurance group
 • Open reporting
 • Comprehensive quarterly operational reviews
 • Top management engaged
■ Training and development
 • Training Advisory Group
 • Simulator equipment in Manila
 • Crew conferences
 • Retention >90%
■ Oil spill response plan updated quarterly

Commitments / Construction in Progress
Vessel Delivery Schedule
▪ Built-in growth and optionality of chartered-
 in portfolio modernizes OSG’s fleet
 ▪ 2H 2010 deliveries: 2 MRs and 2 U.S. Flag
 ▪ 2011 deliveries: 2 VLCCs, 4 LR1s, 2 MRs,
 2 U.S. Flag and 1 chemical carrier
▪ $3.0B of vessel assets as of June 30, 2010
 - Includes $614M construction in progress;
 capital paid but not generating revenue
▪ $391M shipyard contract commitments
Chartered-in
Owned
As of 7/30/10
 10 of 15 newbuilds are owned
Built-in Growth Modernizes Fleet

*In thousands of b/d*

| | 2009 | | | | 2010 | |
|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 |
| Asia | 147 | 194 | 164 | 253 | 169 | 200 |
| Middle East | 1,762 | 2,014 | 1,998 | 2,019 | 2,093 | 2,098 |
| N. Africa | 248 | 456 | 372 | 536 | 441 | 448 |
| W. Africa | 610 | 716 | 993 | 956 | 985 | 1,186 |
| S. America | 172 | 146 | 373 | 345 | 336 | 431 |
| Russia | 140 | 165 | 150 | 101 | 185 | 156 |
| *Total* | 3,079 | 3,691 | 4,050 | 4,210 | 4,209 | 4,519 |

| | 2011 | 2012 | 2013 | 2014 | 2015 | Total |
|---|---|---|---|---|---|---|
| N. America | 70 | 400 | 75 | 15 | 95 | 655 |
| Europe | - | 110 | - | - | - | 110 |
| FSU | 20 | 410 | 70 | - | - | 500 |
| China | 365 | 450 | 730 | 620 | 540 | 2,705 |
| Other Asia | 400 | 60 | 315 | 375 | 80 | 1,230 |
| L. America | - | 50 | 250 | 335 | 300 | 935 |
| Middle East | 130 | 80 | 20 | 810 | 140 | 1,180 |
| Other | 15 | 200 | 30 | 35 | 86 | 366 |
| Total | 1,000 | 1,760 | 1,490 | 2,190 | 1,241 | 7,681 |

OSG

Oil imports into China source: ESAI; refinery additions source: OSG
Crude Oil Imports Into China
Worldwide Refining Capacity Additions
In thousands of b/d
Crude Segment Developments / Outlook
■ Third quarter is typically weak, we expect
 seasonal pick up in the fourth quarter
■ Ton-miles increasing: VLCC trade
 evolution
 • Developing trend expected to continue:
 W. Africa to China and Carib. (Brazil and
 Venezuela) to China as front haul routes
 and AG-West backhaul
 • Steady queue of projects in W. Africa that
 increase export capacity beginning in 2011
 • Key COA contract renewal in China
■ Refinery capacity increases - especially in
 Asia - remain a key driver for crude oil
 supply patterns

Products Segment Development / Outlook
■ Products expected to benefit from short- and long-term market developments
■ Peaks and valleys of the orderbook: what a difference a year makes
 • 2009: witnessed excess tonnage delivered vs. contracting demand
 • 2010: reversal expected due to positive demand, fleet contraction and increased ton-miles
 - Deliveries: less than 50 MRs have delivered YTD, well below Clarksons projections for 2010
 - Storage: 25 vessels storing clean products down from 118 at year-end 2009
■ Worldwide demand for refined products has increased significantly in 2010
 • 1H 2010 demand grew 2.6%
 • 2010 demand levels now forecast to be slightly over 2007 levels
 - Slight growth in oil demand forecast in OECD countries; 4.1% increase in demand in non-OECD
■ Summer 2010
 • Late start to the summer “driving season” has led to a rally into the third quarter
■ 2H 2010 expected to improve from 1H 2010
 • Arbitrage-driven trades have returned on the back of economic recovery; moving more than just contracted barrels
 • Trans-Atlantic arbitrage opportunities between NW Europe and U.S. open in both directions
 - Gasoline imports to the USAC and US Gulf diesel exports back increase vessel utilization and ton-
 miles
 • Indian exports expanding into the Western markets: LRs put cargo into storage in
 Bahamas with MRs distributing cargo

| 2007 | 2008 | 2009 | 2010F | 2011F |
|---|---|---|---|---|
| 20.7 | 19.5 | 18.7 | 19.0 | 19.2 |

| | 2010 | 2011 | 2012 | 2013 | 2014 |
|---|---|---|---|---|---|
| Fleet at Beg. Of Year | 66 | 61 | 57 | 59 | 56 |
| Deliveries | 8 | 3 | 3 | 1 | - |
| OPA retirements/scrapping | -13 | -7 | -1 | -4 | -1 |
| Fleet at End of Year | 61 | 57 | 59 | 56 | 55 |
| *Fleet Growth* | *-8%* | *-7%* | *4%* | *-5%* | *-2%* |

- Refinery utilization is improving

U.S. Gulf Coast

| | 1Q | 2Q | 3Q | 4Q |
|---|---|---|---|---|
| 2008 | 83.7 | 88.4 | 78.3 | 83.9 |
| 2009 | 82.4 | 85.6 | 85.9 | 83.2 |
| 2010 | 81.1 | 91.0 | | |

U.S. West Coast

| | 1Q | 2Q | 3Q | 4Q |
|---|---|---|---|---|
| 2008 | 87.1 | 86.9 | 90.6 | 87.8 |
| 2009 | 81.2 | 81.7 | 79.1 | 79.1 |
| 2010 | 78.3 | 80.5 | | |

OSG

■ U.S. oil demand
■ The competitive landscape of owners with high
 quality, new ships is shrinking
■ Fleet development is compelling and could be
 accelerated by bankruptcies and earlier
 retirement of marginal tonnage

Current Positioning
Jones Act Market Drivers
Fleet development data is sourced from OSG as of 6/30/10; twelve vessels have OPA-90 mandated retirement dates through 2015; U.S. Oil demand source PIRA; U.S. refinery utilization source: PIRA
In million of b/d
U.S. Flag Developments / Outlook
■ The U.S. Flag is integral to OSG’s
 portfolio of assets
 • Niche market; significant barriers to
 entry
 • Predominantly a contractual business:
 65% of fleet is chartered-out through
 2010; 55% through 2011
■ High-quality customer base
■ Challenges addressed
 • New management in place
 • Bender shipyard matters are behind us
 • First of two ATBs have delivered
 • Aker settlement reached
 • Cost reductions in U.S. Flag fleet OPEX
 and drydock costs achieved

page *
Financial Review
Myles Itkin, CFO

| *(In thousands, except EPS)* | Q210 | Q209 |
|---|---|---|
| **Shipping Revenues** | **$283,903** | **$282,656** |
| Voyage expenses | 52,241 | 34,271 |
| **TCE Revenues** | 231,662 | 248,385 |
| Vessel expenses | 67,662 | 69,948 |
| Charter hire expenses | 88,631 | 104,595 |
| Depreciation and amortization | 43,212 | 44,890 |
| General and administrative | 24,479 | 29,107 |
| Severance and relocation costs | - | 148 |
| Shipyard contract termination costs | (396) | (3,670) |
| Loss / (gain) on disposal of vessels, net of impairments | 25,295 | 2,568 |
| | 248,883 | 247,586 |
| Income / (Loss) from Vessel Operations | (17,221) | 799 |
| Equity in income / (loss) of affiliated companies | (3,045) | 1,116 |
| **Operating Income / (Loss)** | **(20,266)** | **1,915** |
| Other income / (expense) | 485 | (1,824) |
| Interest expense | (19,192) | (10,903) |
| Credit for federal income taxes | 1,116 | 2,991 |
| Net Income / (loss) | (37,857) | (7,821) |
| Less noncontrolling interest | - | (973) |
| **Net Income / (Loss) Attributable to OSG** | **($37,857)** | **($8,794)** |
| Diluted EPS | **($1.26)** | **($0.33)** |
| Diluted shares outstanding | 30,142 | 26,861 |
| Special Items | ($0.92) | ($0.04) |
| **Adjusted Diluted EPS** | **($0.34)** | **($0.29)** |
| **Adjusted net income / (loss) attributable to OSG** | **($10,101)** | **($7,824)** |

OSG

Spot rates for MRs declined $5K/day and higher
percentage of MR fleet operated in spot market qtr-
over-qtr (70% in Q210 vs. 45% in Q209)
Redelivery of 11 older MR product carriers and $7M
reduction in profit share
$25.2M impairment charge on single-hull vessels
($12.5M U.S. and $12.7M crude lightering)
Debt maturity pushed out by issuing $300M of Notes
due 2018 which resulted in $5.5M increase in interest
expense; termination of $200M secured facility
resulted in $1M write-off of deferred finance costs;
average amount of floating rate debt increased by
$100M qtr-over-qtr
FSO Africa was not employed the entire quarter;
OSG’s share of loss was $8.1M which included
$3.9M related to interest rate swaps that are now
marked-to-market through earnings
Financial Review - Income Statement

| *(In thousands)* | As of Jun. 30, 2010 | As of Dec. 31, 2009 |
|---|---|---|
| **ASSETS** | | |
| Cash and cash equivalents | $352,485 | $474,690 |
| Short term investments | - | 50,000 |
| Voyage receivables | 173,134 | 146,311 |
| Other receivables | 109,190 | 100,140 |
| Inventories, prepaid expenses and other current assets | 58,937 | 46,225 |
| Total Current Assets | 693,746 | 817,366 |
| Capital Construction Fund | 40,724 | 40,698 |
| Restricted cash | - | 7,945 |
| Vessels and other property, less accum. depr. | 3,031,970 | 2,942,233 |
| Vessels held for sale | 3,908 | - |
| Deferred drydock expenditures, net | 49,710 | 58,535 |
| Total vessels, deferred drydock and other property | 3,085,588 | 3,000,768 |
| Investments in affiliated companies | 296,143 | 189,815 |
| Intangible assets, less accumulated amortization | 85,729 | 99,088 |
| Goodwill | 9,589 | 9,589 |
| Other assets | 49,557 | 43,672 |
| Total Assets | $4,261,076 | $4,208,441 |
| **LIABILITIES AND EQUITY** | | |
| Total current liabilities | $252,984 | $183,093 |
| Long-term debt | 1,772,182 | 1,813,289 |
| Deferred gain on sale and leaseback of vessels | 61,273 | 82,500 |
| Deferred federal income taxes and other liabilities | 263,459 | 261,704 |
| Total Equity | 1,911,178 | 1,867,855 |
| Total Liabilities and Equity | $4,261,076 | $4,208,441 |

OSG

Raised $450M in capital market transactions Q1;
net reduction in outstanding balances under credit
facilities of $369M; vessel expenditures totaled $177M;
and $150M advanced to FSO joint venture
Includes CIP of $614M; reflects impairment of $12.5M
Principally Overseas Philadelphia sold July 1st
Funding conversion of FSOs and FSO Africa operating
costs ($77M); cash collateral required by FSO JV banking
facility ($72M); offset by net operating losses and ATC
incentive hire distribution
Reflects impairment on crude lightering operations
Includes $42.2M of secured term loans prepaid on July 1
Financial Review - Balance Sheet

2010 Guidance
■ Estimated vessel expenses (updated from $280M to $300M due to change in assumptions on single hull U.S. Flag vessels)
 • $275M to $290M
■ Time and bareboat charter hire expenses (updated from $345M to $370M due to additional charters-in)
 • $365M to $380M
■ Depreciation and Amortization
 • $170M to $190M
■ G&A
 • $100M to $115M
■ Equity income of affiliated companies (updated from $10M to $15M due to change in assumptions on the FSO Africa)
 • $3M to $8M
■ Interest expense
 • Interest expense approx. $65M to $75M
■ Capital expenditures
 • $23M in full year drydock costs (2H detail: Q3 $7M and Q4 $7M on 11 vessels)
 • $397M in full year newbuild progress payments, vessel improvements and capitalized interest (2H detail: Q3 $35M and Q4 $185M)

page *
Wrap-up

• $20K/day Panamax
• $15K/day MR
Takeaways
■ Strong balance sheet and financial position
 • Conservative, consistent financial management
 • Liquidity position is strong
 • Annual dividend is sustainable
 • Well within all covenant limitations
■ Built-in growth: 15-ship newbuild program delivers over next two years
■ Commercial pools and cargo systems create scale and ability to enhance utilization
■ Active asset management generates cash, creates optionality and results in competitive vessel ownership costs
■ Third quarter spot bookings-to-date
 • $40K/day VLCC
 • $26.5K/day Suezmax
 • $20.5K/day Aframax
■ Leveraged to rebound with OPEC production increases, spot rate improvement and start-up of export refineries in Asia

page *
Appendix

| *(In thousands, except per share amounts)* | **Three Months Ended** | | | | **Six Months Ended** | | | |
|---|---|---|---|---|---|---|---|---|
| | **Jun. 30, 2010** | | **Jun. 30, 2009** | | **Jun. 30, 2010** | | **Jun. 30, 2009** | |
| | **$** | **$ Per Share** | **$** | **$ Per Share** | **$** | **$ Per Share** | **$** | **$ Per Share** |
| Loss on write-down of securities | - | - | ($3,018) | ($0.11) | ($331) | ($0.01) | ($3,283) | ($0.12) |
| (Loss) / gain on sale of vessels, net of impairments | ($23,268) [1] | ($0.77) [1] | (2,408) | (0.09) | (25,525) [1] | (0.89) [1] | 127,455 | 4.74 |
| Shipyard contract termination costs | 396 | 0.01 | 3,670 | 0.14 | 627 | 0.02 | (32,215) | (1.20) |
| 2Q10 mark-to-market loss on FSO Africa interest rate swaps | (3,874) | (0.13) | - | - | (3,874) | (0.13) | - | - |
| De-designation of interest rate swaps | - | - | - | - | (4,548) | (0.16) | - | - |
| Deferred finance costs related to terminated OSP facility | (1,029) | (0.03) | - | - | (1,029) | (0.04) | - | - |
| Unrealized derivative activity | 19 | - | 786 | 0.03 | 73 | - | 1,869 | 0.07 |
| **Total** | **($27,756)** | **($0.92)** | **($970)** | **($0.04)** | **($34,607)** | **($1.20)** | **$93,826** | **$3.49** |
| Reported Net Income / (loss) attributable to OSG / EPS | ($37,857) | ($1.26) | ($8,794) | ($0.33) | ($47,210) | ($1.66) | $112,956 | $4.20 |
| Adjusted Net Income / (loss) attributable to OSG / EPS | **($10,101)** | **($0.34)** | **($7,824)** | **($0.29)** | **($12,603)** | **($0.46)** | **$19,130** | **$0.71** |
| Diluted shares outstanding | | 30,142 | | 26,861 | | 28,826 | | 26,870 |

[1] The U.S. Flag asset impairment charges on Overseas New Orleans, Overseas Puget Sound, Overseas Phildelphia and OSG 400 have been tax effected from the full impairment charge of $25.2 million.

Set forth below are significant items of income and expense that affected the Company’s results for the three and six months ended June 30,
2010 and 2009, all of which are typically excluded by securities analysts in their published estimates of the Company’s financial results
Special Items Affecting Net Income/(Loss)
Reconciling Items

| *$ in thousands* | Three Months Ended Jun. 30, 2010 | Three Months Ended Jun. 30, 2009 | Six Months Ended Jun. 30, 2010 | Six Months Ended Jun. 30, 2009 |
|---|---|---|---|---|
| Time charter equivalent revenues | $231,662 | $248,385 | $461,523 | $541,174 |
| Add: Voyage expenses | 52,241 | 34,271 | 92,134 | 66,286 |
| Shipping Revenues | $283,903 | $282,656 | $553,657 | $607,460 |

| *$ in thousands* | Three Months Ended Jun. 30, 2010 | Three Months Ended Jun. 30, 2009 | Six Months Ended Jun. 30, 2010 | Six Months Ended Jun. 30, 2009 |
|---|---|---|---|---|
| Net income / (loss) attributable to OSG | ($37,857) | ($8,794) | ($47,210) | $112,956 |
| (Credit) for income taxes | (1,116) | (2,991) | (2,108) | (4,303) |
| Interest expense | 19,192 | 10,903 | 31,486 | 22,275 |
| Depreciation and amortization | 43,212 | 44,890 | 85,138 | 88,771 |
| EBITDA | $23,431 | $44,008 | $67,306 | $219,699 |

OSG

EBITDA represents operating earnings excluding net income / (loss) attributable to the noncontrolling interest, which is before interest expense and income taxes, plus other income and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods. EBITDA should not be considered a substitute for net income / (loss) attributable to the Company or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity. While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.
EBITDA
Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter. Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.
TCE Revenues
Reconciling Items

	Owned	Chartered-in	Total	Newbuild	Total
VLCC	9	6	15	2	17
FSO	2	-	2	-	2
Suezmax	-	2	2	-	2
Aframax	6	7	13	-	13
Panamax	9	-	9	-	9
Lightering	2	5	7	-	7
Total Crude	28	20	48	2	50
LR2	-	1	1	-	1
LR1	2	2	4	4	8
MR*	14	17	31	5	36
Total Products	16	20	36	9	45
Handysize	4	8	12	3	15
ATB	7	-	7	-	7
Lightering	4	-	4	1	5
Total U.S. Flag	15	8	23	4	27
Total Gas	4	-	4	-	4
TOTAL	63	48	111	15	126
*Operating fleet Includes 2 owned U.S. Flag product carriers that trade internationally and a car carrier; newbuild fleet includes chemical tanker
Fleet Composition - As of 7/30/10

| | Actual Off Hire Days | Projected Days Off Hire | |
|---|---|---|---|
| | Q210 | Q310 | Q410 |
| **Trade – Crude Oil** | | | |
| VLCC (including ULCC) | 31 | 20 | 19 |
| Suezmax | - | 2 | 24 |
| Aframax | 12 | 42 | 33 |
| Panamax | 5 | 11 | 5 |
| **Trade – Refined Petroleum Products** | | | |
| LR2 | 6 | - | - |
| LR1 | 136 | 184 | 5 |
| MR | 14 | 31 | 73 |
| **Trade – U.S. Flag** | | | |
| Product Carrier | 26 | 20 | 32 |
| ATB | 65 | 16 | 40 |
| **Other** | - | - | 32 |
| **Total** | **295** | **326** | **263** |
| **Layup days - U.S. Flag** (excluded from above) | **455** | **459** | **460** |

OSG

Off Hire and Scheduled Drydock
In addition to regular inspections by OSG personnel, all vessels are subject to periodic drydock, special survey and other scheduled or known maintenance and repairs. The table below sets forth actual days off hire for the second quarter of
2010 and anticipated days off hire for the above-mentioned events by vessel class for the third and fourth quarters of
2010.
Off Hire Schedule

| *($ in thousands)* | Crude | Product | U.S. Flag | Gas | Total |
|---|---|---|---|---|---|
| Base charter hire | $48,049 | $27,397 | $15,453 | $434 | **$91,333** |
| Profit share | (645) | (56) | 0 | 0 | **(701)** |
| Amortization of deferred gain | (9,802) | (811) | 0 | 0 | **(10,613)** |
| Other | 43 | 0 | 2,207 | 0 | **2,250** |
| Spot charter lightering | 6,362 | 0 | 0 | 0 | **6,362** |
| **Charter Hire Expense** | **$44,007** | **$26,530** | **$17,660** | **$434** | **$88,631** |

| *($ in thousands)* | VLCC | Suezmax | Aframax | Lightering | Total Crude |
|---|---|---|---|---|---|
| Base charter hire | $21,466 | $6,764 | $12,641 | $7,178 | $48,049 |
| Profit share | 430 | 484 | 0 | (1,559) | (645) |
| Amortization of deferred gain | (6,614) | 0 | (2,172) | (1,016) | (9,802) |
| Other | 0 | 0 | 43 | 0 | 43 |
| Spot charter lightering | 0 | 0 | 0 | 6,362 | 6,362 |
| Charter Hire Expense | $15,282 | $7,248 | $10,512 | $10,965 | $44,007 |

OSG

For the Quarter Ended June 30, 2010
Note: Vessels chartered-in for less than one year are not on the Company’s fleet list. During the second quarter, the Gas segment chartered in an LPG carrier for less than one year.
Charter Hire Expense by Segment

| | Time Charter | Pool Charters | Total |
|---|---|---|---|
| 2010 | 133,200,100 | 4,522,407 | 137,722,507 |
| 2011 | 220,085,175 | - | 220,085,175 |
| 2012 | 142,322,828 | - | 142,322,828 |
| 2013 | 106,808,736 | - | 106,808,736 |
| 2014 and thereafter | 89,976,322 | - | 89,976,322 |
| Total | $ 692,393,161 | $ 4,522,407 | $ 696,915,568 |
| % of Total | 99% | 1% | 100% |

**Locked-in Revenue by Sector**

| | U.S. | Product | Crude | Other | Total |
|---|---|---|---|---|---|
| 2010 | 90,950,250 | 26,060,050 | 12,233,800 | 3,956,000 | 133,200,100 |
| 2011 | 187,801,875 | 13,530,000 | 10,905,800 | 7,847,500 | 220,085,175 |
| 2012 | 137,076,828 | - | - | 5,246,000 | 142,322,828 |
| 2013 | 106,808,736 | - | - | | 106,808,736 |
| 2014 and thereafter | 89,976,322 | - | - | | 89,976,322 |
| Total | $ 612,614,011 | $ 39,590,050 | $ 23,139,600 | $17,049,500 | $692,393,161 |
| % of Total | 88% | 6% | 3% | 2% | 100% |

**Locked-in Days by Sector**

| | U.S. | Product | Crude | Other | Total |
|---|---|---|---|---|---|
| 2010 | 1,823 | 1,190 | 686 | 184 | 3,883 |
| 2011 | 3,576 | 615 | 511 | 365 | 5,067 |
| 2012 | 2,473 | - | - | 244 | 2,717 |
| 2013 | 1,853 | - | - | - | 1,853 |
| 2014 and thereafter | 1,416 | - | - | - | 1,416 |
| Total | 11,141 | 1,805 | 1,197 | 793 | 14,936 |
| % of Total | 75% | 12% | 8% | 5% | 100% |

OSG

Locked-in Time Charter
Days by Segment
Locked-in Time Charter
Revenue by Segment
Locked-in
Charter Revenue
Locked-in time charter days for 2010 are as of 6/30/10 and will differ from a more current date used in Appendices 3 and 4 in the quarterly earnings press release
Future Revenue $/Days by Segment - As of 6/30/10

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www.osg.com